SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                            September 3, 1996



                         Commission File Number 0-21828

                           GREENFIELD INDUSTRIES, INC.
                                    DELAWARE

                               470 Old Evans Road
                              Evans, Georgia 30809
                                  706/863-7708

                       I.R.S. Employment I. D. 04-2917072



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Item 5.   OTHER EVENTS

On September 3, 1996, Greenfield Industries, Inc. (the "Company") issued a press release concerning expected results for the fiscal quarter ending September 30, 1996, a copy of which is attached hereto as an exhibit, and incorporated herein by reference thereto.


ITEM 7.   EXHIBITS

        (a)    Press Relesase of the Company dated September 3, 1996.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENFIELD INDUSTRIES, INC.

Date: September 6, 1996                     by /s/ Gary L. Weller
                                               _________________________________
                                               Gary L. Weller
                                               Senior Vice President and
                                               Chief Financial Officer



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                                INDEX TO EXHIBITS

a)      Press Release of the Company dated September 3, 1996.